UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

September 11, 2017

MARINUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36576 (Commission File Number)	20-0198082 (I.R.S. Employer Identification No.)

Three Radnor Corporate Center 170 N. Radnor Chester Rd., Suite 250 Radnor, PA (Address of principal executive offices)	19087 (Zip Code)

Registrant’s telephone number, including area code:  (484) 801-4670

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.                                        Regulation FD Disclosure.

On September 11, 2017, Marinus Pharmaceuticals, Inc. (the “Company”) conducted an investor conference call and webcast.  A copy of the slides presented during that call is submitted as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01 as though fully set forth herein.

Item 8.01.                                        Other Events.

On September 11, 2017, the Company issued a press release announcing top-line results from a Phase 2 open-label study in patients with CDKL5 disorder.  A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01 as though fully set forth herein.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Slide Presentation at Investor Conference Call and Webcast on September 11, 2017 at 9:00 a.m. ET

99.2	Press Release dated September 11, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

By:	/s/ Edward Smith
Edward Smith,
Vice President, Chief Financial Officer,
Secretary and Treasurer

Date: September 11, 2017